UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
May 27, 2026
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Veralto Corporation
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-41770	92-1941413
(Commission File Number)	(IRS Employer Identification No.)

225 Wyman St., Suite 250
Waltham, MA 02451	781-755-3655
(Address of Principal Executive Offices)	(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	VLTO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On June 1, 2026, Veralto Corporation (the “Company”) issued $725,000,000 aggregate principal amount of 4.850% Senior Notes due 2032 (the “Notes”) in an underwritten offering (the “Offering”) pursuant to a registration statement on Form S-3ASR (File No. 333-282816) filed with the Securities and Exchange Commission (the “Commission”) on October 24, 2024 (the “Registration Statement”) and a preliminary prospectus supplement and prospectus supplement filed with the Commission related to the Offering.
The Notes were issued under an indenture, dated as of June 1, 2026 (the “Base Indenture”) and the First Supplemental Indenture, dated as of June 1, 2026 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company, as issuer, and Deutsche Bank Trust Company Americas, as trustee.
The Notes will mature on January 15, 2032. Interest on the Notes will be paid semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2027.
Prior to December 15, 2031, (the “Par Call Date”), the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Notes being redeemed (not including any portion of the payments of interest accrued but unpaid as of the date of redemption and assuming that such Notes to be redeemed matured on the Par Call Date), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year of twelve 30-day months), at the Treasury Rate (as defined in the Indenture) plus 15 basis points, plus accrued and unpaid interest on the Notes being redeemed, if any, to, but excluding, the date of redemption.
In addition, on or after the Par Call Date, the Company will have the right, at its option, to redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.
Upon the occurrence of a change of control triggering event (as such term is defined in the Indenture) with respect to the Notes, each holder of the Notes may require the Company to repurchase some or all of its Notes at a purchase price equal to 101% of the aggregate principal amount of the Notes being repurchased, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date.
The Notes are general unsecured, unsubordinated obligations of the Company. The Notes rank equally in right of payment with the existing and any future unsecured, unsubordinated indebtedness of the Company and rank senior in right of payment to any existing and future indebtedness of the Company that is subordinated to the Notes. The Notes are also effectively subordinated in right of payment to all existing and any future secured indebtedness of the Company to the extent of value of the assets securing such indebtedness and are structurally subordinated in right of payment to all existing and any future indebtedness and any other liabilities of the Company’s subsidiaries.
The Indenture contains certain covenants that limit the ability of the Company to, among other things, (i) incur certain debt secured by liens, (ii) engage in sale and leaseback transactions and (iii) consolidate with, sell, lease, convey or otherwise transfer all or substantially all of its assets to, or merge with or into, any other person or entity.
Upon the occurrence of an event of default with respect to the Notes, which includes payment defaults, defaults in the performance of certain covenants, and bankruptcy and insolvency-related defaults, the Company’s obligations under the Notes may be accelerated, in which case the entire principal amount of the Notes then outstanding would be immediately due and payable.
The above description of the Base Indenture and the First Supplemental Indenture is qualified in its entirety by reference to the Base Indenture and the First Supplemental Indenture. The Base Indenture is

filed as Exhibit 4.1 and the First Supplemental Indenture is filed as Exhibit 4.2 hereto. Each of the foregoing documents is incorporated herein and into the Registration Statement by reference.
In connection with the Offering, the Company is filing as Exhibit 5.1 hereto an opinion of counsel addressing the validity of the Notes and certain related matters.

ITEM 8.01.	FINANCIAL STATEMENTS AND EXHIBITS.
The Notes were sold pursuant to the terms of an Underwriting Agreement, dated as of May 27, 2026 (the “Underwriting Agreement”), among the Company and BofA Securities, Inc., Citigroup Global Markets Inc., and J.P. Morgan Securities LLC as representatives of the several underwriters named in Schedule I to the Underwriting Agreement.
The Company received net proceeds of approximately $718.8 million, after deducting the underwriting discount and estimated offering expenses payable by the Company. The Company intends to use the net proceeds of the Offering for general corporate purposes, which may include, without limitation, refinancing of outstanding indebtedness, working capital, capital expenditures and satisfaction of other obligations.
The above description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement. The Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated as of May 27, 2026, among the Company, BofA Securities, Inc., Citigroup Global Markets Inc., and J.P. Morgan Securities LLC and the several other underwriters named in Schedule I thereto.

4.1	Indenture, dated as of June 1, 2026, between the Company, as issuer, and Deutsche Bank Trust Company Americas, as trustee.
4.2	First Supplemental Indenture, dated as of June 1, 2026, between the Company, as issuer, and Deutsche Bank Trust Company Americas, as trustee.
5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP.
23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above).
25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Deutsche Bank Trust Company Americas, dated June 1, 2026.
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERALTO CORPORATION

Date: June 1, 2026	By:	/s/ James A. Tanaka
Name: James A. Tanaka
Title: Vice President, Securities & Governance and Secretary